February 12, 1998

                       U.S. Government Money Fund
                        A Class/Consultant Class

            Supplement to Prospectus dated February 28, 1997


     The following replaces the information concerning Annual
 Operating Expenses under the heading Summary of Expenses effective as of February 10, 1998:

                                    U.S. Government
                                      Money Fund
 Annual Operating Expenses*
 (as a percentage of
 average daily net assets)         A Class   Consultant Class

 Management Fees. . . . . . . .    0.49%     0.49%


 12b-1 Plan Expenses
    (including
     service fees). . . . . .      None      None**

 Other Operating Expenses . . .    0.90%     0.90%
                                   -----     -----
    Total Operating Expenses. .     1.39%    1.39%
                                   =====     =====

 * The Annual Operating Expenses previously appearing in the Summary of Expenses table for the Fund have been restated using the fees and operating expenses that apply on and after February 10, 1998. From the period January 26, 1996 through February 9, 1998, the Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses (after voluntary waiver and payments) of the Fund did not exceed 0.70% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and, in the case of the Consultant Class Shares, 12b-1 fees).

 ** Consultant Class Shares are subject to a Rule 12b-1 distribution plan; however, the Board of Directors of the Fund suspended 12b-1 plan payments from the Class effective June 1, 1990. See Distribution (12b-1) and Service under Management of the Fund in the Prospectus.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period.

 U.S. Government Money Fund

             1 year      3 years    5 years     10 years

 A Class     $14          $44       $76         $167

 Consultant
 Class       $14          $44       $76         $167